                                  SCHEDULE 14C

                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

INFORMATION  STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES  EXCHANGE ACT
OF 1934 (AMENDMENT NO. 1)

Check the appropriate box:

[ ]    Preliminary Information Statement

[ ]    Confidential,  for  Use  of  the  Commission  Only  (as permitted by Rule
       14c-5(d)(2)

[X]    Definitive Additional Materials

[ ]    Definitive Information Statement

                                 WHX CORPORATION

                (Name of Registrant as Specified in its Charter)
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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

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    3)   Per unit  price  or other  underlying  value  of  transaction  computed pursuant to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    4)   Proposed maximum aggregate value of transaction:

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   5)    Total fee paid:

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[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

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      2)  Form, Schedule or Registration Statement No.:

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      3)  Filing Party:

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      4)  Date Filed:

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                                 WHX CORPORATION
                              110 EAST 59TH STREET
                            NEW YORK, NEW YORK 10022
                                 (212) 355-5200
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                       SUPPLEMENT TO INFORMATION STATEMENT
                               ------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

To our holders of Preferred Stock:

     We previously sent you an Information Statement for the Annual Meeting of
Stockholders of WHX Corporation to be held on Wednesday, June 2, 2004 (the
"Information Statement"). The section of the Information Statement entitled
"Nominations" is hereby amended to include the following:

     NOMINATIONS

          The Company is aware that two preferred stockholders, Tushar
     N.  Patel and  Bruce E.  Smith,  have  filed a  definitive  proxy statement  soliciting  proxies in support  of their  election  as directors of the Company by the holders of Preferred Stock.  Such proxy statement  states that it is scheduled to be distributed to the  holders  of  Preferred  Stock on or about May 3,  2004,  and accordingly,  you may receive a proxy statement  relating to such matters in the mail. The Company  assumes no  responsibility  for the accuracy and completeness of any information contained in any proxy  material  furnished  to  any  holder  of  Preferred  Stock concerning the election of any director.

     All provisions of the Information  Statement not specifically  mentioned by this Supplement remain in full force and effect.

     Please insert this  Supplement into your  Information  Statement and retain both this Supplement and the Information Statement for future reference.

                                        Sincerely,

                                        Steven Wolosky
                                        Secretary

Dated:  New York, New York
        May 10, 2004